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March 21, 2024

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549-4720

Re:	The India Fund, Inc. Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-276892)

Ladies and Gentlemen:

Enclosed for filing on behalf of The India Fund, Inc. (the “Fund”), a closed-end management investment company, is Pre-Effective Amendment No. 1 to the Fund's registration statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 (“Registration Statement”).

This filing is for (i) the registration and issuance of common shares and/or preferred shares of beneficial interest, each with a par value $0.001 per share, of the Fund, subscription rights to purchase common shares of beneficial interest, promissory notes, and any follow-on offering in accordance with the Registration Statement (the “Offering”) and (ii) to provide certain items required to be contained in the Registration Statement, including certain exhibits thereto. The approximate date of the proposed Offering will be from time to time after the effective date of the Registration Statement.

The Fund has received an order under Section 19(b) to permit it to make periodic distributions of long-term capital gains with respect to its common stock as frequently as twelve times each year, and as frequently as distributions are specified by or determined in accordance with the terms of any outstanding preferred stock as the Fund may issue.

If you have any questions relating to this filing, please do not hesitate to contact me at 202.261.3386.

Sincerely,

/s/ William J. Bielefeld
William J. Bielefeld